UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________

FORM 8-K
__________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2025

ALLARITY THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave, Tarpon Springs, FL 34689
(Address of principal executive offices)

(401) 426-4664
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 13, 2025, Allarity Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, five proposals were submitted to the Company’s stockholders of record for a vote. These proposals are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”). At the Annual Meeting, a total of 6,986,031 (or 41%) of the Company’s issued and outstanding shares of common stock held of record as of April 16, 2025, the record date for the Annual Meeting, were present either in person or by proxy, which constituted a quorum.

All proposals were approved by the requisite stockholder vote, except for the 2021 Plan Amendment Proposal and the Officer Exculpation Amendment Proposal. Although sufficient votes were received to approve the Adjournment Proposal, an adjournment was not necessary.

The final voting results for each proposal are set forth below. For additional information regarding the proposals, please refer to the Proxy Statement.

Proposal 1: To elect one (1) Class III director, Thomas H. Jensen, to serve until the 2028 annual meeting of stockholders or until his respective successor is duly elected and qualified (the “Director Proposal”).

Nominee	For	Withheld	Broker Non-Votes
Thomas H. Jensen	1,673,698	265,465	5,046,868

Proposal 2: To ratify the appointment of Wolf & Company, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Independent Auditor Proposal”).

For	Against	Abstentions	Broker Non-Votes
6,706,148	239,253	40,630	N/A

Proposal 3: To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the Proxy Statement as Appendix C, to increase the aggregate number of shares of Common Stock authorized for grant under the 2021 Plan from 717,941 to 3,415,068 (the “2021 Plan Amendment Proposal”).

For	Against	Abstentions	Broker Non-Votes
928,978	932,866	77,319	5,046,868

Proposal 4: To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix D, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”).

For	Against	Abstentions	Broker Non-Votes
1,359,331	563,585	16,247	5,046,868

Proposal 5: To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal or the Officer Exculpations Amendment Proposal (the “Adjournment Proposal”).

For	Against	Abstentions	Broker Non-Votes
4,976,159	1,924,694	85,178	5,046,868

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: June 17, 2025	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer